Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt
DEBT

NEP’s long-term debt agreements require quarterly or semi-annual payments of principal and interest. The carrying value and future principal payments of NEP’s long-term debt consist of the following:

							Total Carrying Value
	2015	2016	2017	2018	2019	Thereafter	2014	2013
	(millions)
Canyon Wind:
Term loan—maturing 2030—LIBOR(a) + 2.25—3.25%	$12	$12	$12	$12	$12	$151	$211	$223
Mountain Prairie:
Senior secured notes—maturing 2030—6.56%	9	10	11	12	14	226	282	289
Genesis:
Project note—maturing 2038—4.125%	—	—	—	—	—	402	402	702
Bank loan—maturing 2019(b)—LIBOR(a) +1.2—1.3%	37	38	38	—	—	—	113	135
Senior secured notes—maturing 2038—5.60%	—	—	—	26	27	227	280	—
St. Clair:
Canadian dollar denominated Senior secured notes—maturing 2031—4.881%	7	8	8	8	8	96	135	155
Trillium:
Canadian dollar denominated Senior secured notes—maturing 2033—5.803%	7	9	9	10	10	222	267	295
Stateline:
Bank loan—maturing 2017(c)—LIBOR(a) +1.75—2.125%	6	7	9	—	—	—	22	28
Baldwin:
Senior secured notes—maturing 2031—6.25%	2	3	3	3	4	60	75	78
Bluewater:
Canadian dollar denominated term loan—maturing 2032—CDOR(d) + 2.00—3.25%	6	6	6	6	6	116	146	—
Less: Total current maturities of long-term debt							86	378
Total long-term debt	$86	$93	$96	$77	$81	$1,500	$1,847	$1,527
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(a)	LIBOR, London InterBank Offered Rate, is three-month LIBOR for Canyon Wind and Stateline and six-month LIBOR for Genesis.

(b)	Principal payments represent accelerated payment schedule under the Bank loan to the extent Genesis has sufficient available cash, which would result in the repayment in full by August 2017.

(c)	Stateline bank loan was repaid in July 2015. See below.

(d)	CDOR, Canadian Dealer Offered Rate.

The long-term debt agreements listed above all contain provisions which, under certain conditions, restrict the payment of dividends and other distributions. At December 31, 2014 no such conditions exist and, as of December 31, 2014 and 2013, NEP was in compliance with all financial debt covenants, except as discussed below.

At December 31, 2014, Stateline's debt service coverage ratio, as defined in the bank loan agreement, was below the ratio to allow Stateline to make distributions, or any intercompany fee payments to NEER. Stateline has not made any intercompany fee payments to NEER subsequent to falling below the required ratio in the second quarter of 2012. On July 29, 2015, a subsidiary of NEP borrowed approximately $81 million under a limited-recourse senior secured term loan agreement that matures in December 2026. The proceeds of the term loan were used, in part, to repay Stateline's bank loan. With this refinancing, Stateline is expected to make distributions to NEP and related party fee payments to NEER.

On July 1, 2014, NEP OpCo and its direct subsidiaries (Loan Parties) entered into a $250 million variable rate, senior secured revolving credit facility that expires in July 2019. The revolving credit facility includes borrowing capacity for letters of credit and incremental commitments to increase the revolving credit facility to up to $1 billion in the aggregate, subject to certain conditions. Borrowings under the revolving credit facility can be used by the Loan Parties to fund working capital and expansion projects, to make acquisitions and for general business purposes. Loans outstanding in U.S. dollars under the revolving credit facility will bear interest at either (i) a base rate, which will be the higher of (x) the federal funds rate plus 0.50%, (y) the administrative agent's prime rate or (z) the one-month LIBOR plus 1.0%, in each case, plus an applicable margin; or (ii) one-, two-, three- or six-month LIBOR plus an applicable margin. Loans outstanding in Canadian dollars will bear interest at either (i) a Canadian prime rate, which will be the higher of (x) the Canadian prime rate of a Canadian branch of the administrative agent and (y) the one-month CDOR plus 1.0%, in each case, plus an applicable margin; or (ii) one-, two-, three- or six-month CDOR plus an applicable margin. The revolving credit facility will be subject to a facility fee ranging from 0.375% to 0.50% per annum depending on NEP OpCo's leverage ratio (as defined in the revolving credit facility). The revolving credit facility is secured by liens on certain of the assets of NEP OpCo, and certain other assets of, and the ownership interest in, one of its direct subsidiaries. The revolving credit facility contains default and related acceleration provisions relating to the failure to make required payments or to observe other covenants in the revolving credit facility and related documents. Additionally, NEP OpCo and one of its direct subsidiaries are required to comply with certain financial covenants on a quarterly basis and NEP OpCo's ability to pay cash distributions is subject to certain other restrictions. All borrowings under the revolving credit facility are guaranteed by NEP OpCo and NEP, and must be repaid by the end of the revolving credit term. At December 31, 2014, no amounts had been drawn under the revolving credit facility. At September 21, 2015, $29 million is outstanding under the revolving credit facility.

On April 28, 2015, the Loan Parties entered into an amendment of the revolving credit facility. The amendment provides, among other things, that the Loan Parties may incur secured and unsecured indebtedness from lenders outside of the revolving credit facility, provided, among other things, that such indebtedness is at most equal in priority of payment and security with the loans made pursuant to the revolving credit facility. In addition, the amendment eliminates certain conditions to the exercise of the option to increase the commitments under the revolving credit facility.

This credit facility contains various covenants and restrictive provisions that limit NEP OpCo’s ability to, among other things:

•incur or guarantee additional debt;
•make distributions on or redeem or repurchase common units;
•make certain investments and acquisitions;
•incur certain liens or permit them to exist;
•enter into certain types of transactions with affiliates;
•merge or consolidate with another company; and
•transfer, sell or otherwise dispose of projects.

In connection with the acquisition of assets in May 2015 (see Note 1), a subsidiary of NEP entered into a $313 million term loan due May 6, 2016. The loan is secured by liens on, among other things, certain assets of two of NEP’s indirect subsidiaries and an ownership interest in one of NEP’s indirect subsidiaries. The term loan agreement contains default and related acceleration provisions relating to the failure to make required payments or to observe other covenants in the term loan agreement and related documents. Additionally, NEP OpCo and another of NEP’s subsidiaries are required to comply with certain financial covenants on a quarterly basis and their ability to pay cash distributions to their equity holders is subject to certain other restrictions. All borrowings under the term loan are guaranteed by NEP and NEP OpCo. On September 17, 2015, NEP repaid the term loan. See Note 2 - Equity.

On June 5, 2015, a subsidiary of NEP borrowed approximately $12 million under a short-term cash grant bridge loan agreement. Interest on this loan is priced at the three-month LIBOR + 0.775% and is payable quarterly. This loan matures in 2016.

On June 12, 2015, a subsidiary of NEP borrowed approximately $31 million under a limited-recourse term loan agreement. The proceeds from the term loan were used to reimburse a subsidiary of NEP for a portion of its cost to acquire Shafter. Interest on the term loan is fixed at 4.52% and is payable semi-annually. The first principal payment on the term loan is due in October 2015, and is payable semi-annually thereafter through April 2033. The term loan is secured by the assets of, and the equity interests in, a subsidiary of NEP.